Exhibit 10b(10)
                                                                EXECUTION COPY


                                    AMENDMENT

                           Dated as of March 11, 2005


To the Lenders parties to the Credit Agreement and the Administrative Agent referred to below


Ladies and Gentlemen:

     Reference is made to the Credit Agreement, dated as of August 5, 2004 (the "Credit Agreement"), among Progress Energy, Inc. (the "Borrower"), the lenders parties thereto and Citibank, N.A., as Administrative Agent ("Administrative Agent"). Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement. The Borrower hereby requests that the Credit Agreement be amended as provided below.

     Section 1. Amendments. The parties agree that, subject to the satisfaction of the conditions precedent to effectiveness set forth below, the Credit Agreement is, as of the date hereof, hereby amended as follows:

     (a) Subsection (j) of Section 5.01 is amended and restated in its entirety to read as follows:

          "(j) Indebtedness to Total Capitalization. Maintain, at all times a ratio of Consolidated Indebtedness of the Borrower and its Subsidiaries to Total Capitalization of not more than .68:1.0."

     Section 2. Conditions to Effectiveness. Section 1 of this Amendment shall be effective as of the date hereof when and if (i) the Borrower and the Majority Lenders shall have executed and delivered to the Administrative Agent executed counterparts of this Amendment, (ii) the Borrower shall have paid to the Administrative Agent, for the account of each Lender that shall have executed and delivered to the Administrative Agent a counterpart of this Amendment on or before 5:00 pm (New York City time) on Friday, March 11, 2005, an amendment fee of $3,500, and (iii) the representations and warranties of the Borrower set forth in Section 3 below shall be true and correct on and as of such date of effectiveness as though made on and as of such date.

     Section 3. Representations and Warranties. The Borrower represents and warrants that (i) the representations and warranties contained in Article IV of the Credit Agreement, as amended hereby (with each reference therein to "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement, as amended hereby), are true and correct on and as of the date hereof as though made on and as of such date, and (ii) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes a Default or an Event of Default.

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     Section 4. Effect on the Credit  Agreement.  The  execution,  delivery  and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit
Agreement, nor constitute a waiver of any provision of any of the Credit Agreement. Except as expressly amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall be binding on the parties hereto and their respective successors and permitted assigns under the Credit Agreement.

     Section 5. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment or such other instruments and documents. In addition, the Borrower agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder, and agree jointly and severally to save the Lenders and the Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall constitute an original, and all of which taken together shall constitute one and the same instrument.

     Section 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     If you consent and agree to the foregoing, please evidence such consent and agreement by executing and returning four (4) counterparts of this Amendment to King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036,
Attention: Elizabeth T. Wubneh (fax no. 212-556-2222) no later than 5:00 p.m., New York City time, on Friday, March 11, 2005.


                                      Very truly yours,

                                      PROGRESS ENERGY, INC.


                                      By
                                         -------------------------------
                                      Name:
                                      Title:


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                                                                               3


The undersigned hereby consent
and agree to the foregoing:


CITIBANK, N.A.


By
   -----------------------------------------
     Name:
     Title:



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                                                                               4


JPMORGAN CHASE BANK


 By
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     Name:
     Title:


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                                                                               5


SUNTRUST BANK


 By
   -----------------------------------------
      Name:
      Title:


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                                                                               6


BANK OF AMERICA, N.A.


 By
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      Name:
      Title:



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                                                                               7


BANK OF TOKYO-MITSUBISHI
TRUST COMPANY


 By
   -----------------------------------------
      Name:
      Title:


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                                                                               8


BARCLAYS BANK PLC


 By
   -----------------------------------------
      Name:
      Title:


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                                                                               9


THE ROYAL BANK OF SCOTLAND PLC


 By
   -----------------------------------------
      Name:
      Title:



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                                                                              10


BNP PARIBAS


By
   -----------------------------------------
      Name:
      Title:



By
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      Name:
      Title:



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                                                                              11


CALYON NEW YORK BRANCH


By
   -----------------------------------------
      Name:
      Title:




By
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      Name:
      Title:


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                                                                              12


DEUTSCHE BANK AG, NEW YORK BRANCH


By
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      Name:
      Title:


By
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      Name:
      Title:


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                                                                              13


LEHMAN BROTHERS BANK, FSB


By
   -----------------------------------------
      Name:
      Title:




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                                                                              14


UBS LOAN FINANCE LLC


By
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      Name:
      Title:



By
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      Name:
      Title:


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                                                                              15


WACHOVIA BANK, N.A.


By
   -----------------------------------------
      Name:
      Title:



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                                                                              16


WILLIAM STREET COMMITMENT
CORPORATION


By
   -----------------------------------------
      Name:
      Title:



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                                                                              17


SUMITOMO MITSUI BANKING
CORPORATION


By
   -----------------------------------------
      Name:
      Title:



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                                                                              18


THE BANK OF NEW YORK


By
   -----------------------------------------
      Name:
      Title:



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                                                                              19


UFJ BANK


By
   -----------------------------------------
      Name:
      Title:



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                                                                              20


MELLON BANK, N.A.


By
   -----------------------------------------
      Name:
      Title: